UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 29, 2010

THE SAVANNAH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-18560	58-1861820
State of Incorporation	SEC File No.	Tax I.D. No.

25 Bull Street, Savannah, GA 31401
(Address of principal executive offices) (Zip Code)

912-629-6486
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c)

Explanatory Note

This amendment No. 1 on Form 8-K/A (the "Form 8-K/A") amends The Savannah Bancorp, Inc.'s Current Report on Form 8-K dated October 29, 2010 that was filed with the Securities and Exchange Commision ("SEC") on October 29, 2010 (the "Original Form 8-K"). This Form 8-K/A is being filed because the Exhibit 99.1 was inadvertently omitted from the filing of the Original Form 8-K.

For the convenience of the reader, this Form 8-K/A sets forth the full text of the Current Report on Form 8-K and Exhibit 99.1 thereto, as hereby amended. Except as required to reflect the change noted above, this Form 8K/A does not attempt to modify or update any other disclosures set forth in the Original Form 8-K.

This Form 8-K does not reflect events occuring after the filing of the Original Form 8-K on October 29, 2010 and no attempt has been made in this form 8-K to modify or update other disclosures as presented in the Original Form 8-K.

Item 2.02 - Results of Operations and Financial Condition

On October 29, 2010, The Savannah Bancorp, Inc. ("Registrant") issued a news release with respect to the announcement of earnings in the the third quarter 2010.

A copy of Registrant's press release is attached hereto as Exhibit 99.1 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Savannah Bancorp, Inc. (Registrant)

By: /s/ Michael W. Harden, Jr.               Date: November 3, 2010
Michael W. Harden, Jr.
Chief Financial Officer